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                                                                    EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS

         We consent to the incorporation by reference in Registration Statement No. 333-92893 of IKONICS Corporation (formerly The Chromaline Corporation) on Form S-8 of our report dated February 6, 2002, appearing in this Annual Report on Form 10-KSB of IKONICS Corporation for the year ended December 31, 2001.

                                                /s/  Deloitte & Touche LLP
                                            -----------------------------------


Minneapolis, Minnesota
March 21, 2003